UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2016

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On December 22, 2016, MFA Financial, Inc. (the “Company”) sent a notice to participants informing them that, in order to implement a transition to a new trustee and record keeper for the MFA Financial, Inc. 401(k) Savings Plan (the “Plan”), Plan participants and beneficiaries will be unable to direct or diversify the investments in their Plan accounts (including shares of the Company’s common stock or other Company securities) or obtain a loan or distribution from the Plan during the period beginning January 26, 2017 and ending on or before March 1, 2017 (the “Blackout Period”).  This Blackout Period will be in addition to other blackout periods imposed by the Company.

On December 22, 2016, the Company sent a notice of Blackout Period (the “D&O Blackout Period Notice”) to the members of its board of directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR adopted under the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period from purchasing or selling shares of the Company’s common stock and preferred stock and senior notes (including derivative securities pertaining to such securities) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the D&O Blackout Period Notice is attached as Exhibit 99.1 and is incorporated by reference.  During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting the Investor Relations department of the Company by telephone at 212-207-6488, or in writing, at 350 Park Avenue, 20th Floor, New York, New York 10022.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

99.1                        Notice of Blackout Period to Directors and Executive Officers of MFA Financial, Inc., dated December 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
	Name:	Harold E. Schwartz
	Title:	Senior Vice President and General Counsel

Date:  December 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Blackout Period to Directors and Executive Officers of MFA Financial, Inc., dated December 22, 2016.